UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 20, 2006

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At Unitil Corporation’s (“Unitil” or the “Company”) 2006 Annual Meeting of Common Shareholders, held on April 20, 2006 at the Company’s corporate headquarters in Hampton, New Hampshire, Unitil’s common shareholders elected Robert G. Schoenberger, Charles H. Tenney, III and Dr. Sarah P. Voll to the Company’s Board of Directors for three-year terms.

Item 8.01 Other Events

On April 20, 2006, Unitil held its 2006 Annual Meeting of Common Shareholders at the Company’s corporate headquarters in Hampton, New Hampshire. The Company issued a press release, attached as Exhibit 99.1 to this Form 8-K, regarding the Annual Meeting.

Item 9.01 Financial Statement and Exhibits

Financial Statements:

None.

Exhibits:

Exhibit 99.1    April 20, 2006 press release regarding Unitil Corporation’s 2006 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: April 20, 2006